Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Marketfield Fund (the “Fund”)
A series of Trust for Professional Managers
Supplement dated June 29, 2018 to the
Prospectus dated April 30, 2018

The following disclosure is being added to Appendix A of the Fund’s Prospectus:

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following initial sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s Prospectus or SAI.

Initial Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
Shares purchased from the proceeds of redemptions of the Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to an initial sales charge or CDSC.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following sales charge waivers (initial sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.

Initial Sales Charge Waivers on Class A Shares Available at Raymond James

Shares purchased in an investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the Fund
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
Shares purchased from the proceeds of redemptions of the Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to an initial sales charge or CDSC (known as Rights of Reinstatement)

Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

An investor in the Fund’s Class C shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Class A and Class C Shares Available at Raymond James

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the Fund’s Prospectus
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
Shares acquired through a right of reinstatement

Initial Sales Charge Discounts Available at Raymond James

Breakpoints as described in this Prospectus
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible Fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Please retain this supplement with your Prospectus